SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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NEW YORK COMMUNITY BANCORP, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 06/11/08 Proxy Materials Available • Notice and Proxy Statement • Annual Report to Shareholders • Annual Report on Form 10-K • Proxy Card
PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the proxy materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions, and other inquiries will NOT be forwarded to your investment advisor.
To Facilitate timely delivery, please make the request as instructed below on or before 05/28/08.

HOW TO VIEW MATERIALS ONLINE
Have the 12 Digit Control Number(s) available and visit: www. proxyvote.com

HOW TO REQUEST A COPY OF THE MATERIALS
1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	June 11, 2008	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. You will need to request a ballot to vote these shares at the Meeting.
Meeting Time:	10:00 A.M. EDT
For holders as of:	April 16, 2008

Meeting Location:
Sheraton LaGuardia East Hotel 135-20 39th Avenue Flushing, NY 11354
Vote By Internet
Meeting Directions:

To vote now by Internet, go to

WWW.PROXYVoTE.COM.

Use the Internet to receive your proxy materials electronically and to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site above and follow the instructions.

For Meeting Directions, Please Call: 516-683-4420

Voting items
The Board of Directors recommends that you vote “FOR” the election of the nominees listed below.
1. The Election as directors of all nominees listed (except as marked to the contrary). 01) Dominick Gampa 02) William C. Frederick, M.D. 03) Max L. Kupferberg 04) Spiros J. Voutsinas 05) Robert Wann

The Board of Directors recommends that you vote “FOR” proposal 2 listed below.

2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2008.

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